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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Men's Wearhouse, Inc. on Form S-8 of our report dated March 9, 1999, appearing in the Annual Report on Form 10-K of The Men's Wearhouse, Inc. for the year ended January 30, 1999.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Houston, Texas
June 4, 1999